Subsequent Events	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

a)

In July 2015, the Partnership completed the acquisition of the Petrojarl Knarr FPSO unit from Teekay Corporation for a fully built-up cost of approximately $1.26 billion. In June 2015, the Petrojarl Knarr completed all required operational testing and commenced its full charter rate under its six-year fixed-rate charter contract, plus extension options, on the Knarr oil and gas field in the North Sea where BG Norge Limited is the operator. The acquisition was initially financed through the assumption of an existing $745 million long-term debt facility and a $492 million convertible promissory note issued by the Partnership to Teekay Corporation. During July 2015, the Partnership repaid $92 million, plus accrued interest, of the convertible promissory note to Teekay Corporation and exercised the mandatory conversion of $300 million of the outstanding principal balance on the note into the Partnership’s common units at a price of $20.83 per common unit. The $745 million long-term debt facility contains five-tranches with varying maturity dates from 2020 through 2026, of which the tranche maturing in 2020 includes a final bullet payment of $40 million and all of which reduce over time with semi-annual payments, is collateralized by a first-priority mortgage over the Petrojarl Knarr FPSO unit and is guaranteed by the Partnership.

b)

In July 2015, the Partnership issued $250 million of Series C Convertible Preferred Units (the Series C Preferred Units) at a price of $23.95 per unit in a private placement. The Partnership used the net proceeds from the private placement to partially finance the acquisition of the Petrojarl Knarr FPSO unit from Teekay Corporation and the initial installments of the three shuttle tanker newbuildings for the east coast of Canada contract. The distribution rate for the Series C Preferred Units is 8.6% per annum and the Series C Preferred Units are convertible into the Partnership’s common units on a one-for-one basis at any time after 18 months at a price of $23.95 per unit. The Series C Preferred Units are also redeemable upon certain events. A summary description of the Series C Preferred Units is included in the Partnership’s Report on Form 6-K filed with the SEC on July 6, 2015.